                                  AGREEMENT



     THIS AGREEMENT made this tenth day of November, 1997 by and among KENSEY NASH CORPORATION, a corporation organized and existing under the laws of the State of Delaware, having offices at 55 East Uwchlan Avenue, Exton, PA 19341 (hereinafter referred to as "KENSEY NASH") and Wouter M. Muijs Van de Moer (hereinafter referred to as "VAN DE MOER") and Rienk Rienks (hereinafter referred to as "RIENKS"), both citizens of the Netherlands and residing at Grindweg 56, 3055 VB Rotterdam, Netherlands and Mennestraat 17, 3882 AN Putten, Netherlands, respectively, and INNOVASC R&D BV te Rotterdam (hereinafter referred to as "INNOVASC") and MEDIFIX R&D BV te Putten (hereinafter referred to as "MEDIFIX").


WITNESSETH:

     WHEREAS, KENSEY NASH is involved in the business of developing and manufacturing medical and/or surgical apparatus, systems, procedures, devices, and components and has made numerous inventions in this field and is the owner of various intellectual property relating thereto;

     WHEREAS, VAN DE MOER and RIENKS have made inventions relating to the sealing of openings in blood vessels and are the owners of various patent applications and patents relating thereto as set forth in Exhibit A hereunto attached;

     WHEREAS, VAN DE MOER and RIENKS have granted licenses to American Home Products Corporation, pursuant to two License Agreements each dated February 8, 1995 (the "License Agreements"), relating to the patent applications and patents as set forth in Exhibit A;


     WHEREAS, VAN DE MOER on or about August 11, 1995 contributed and transferred to INNOVASC all of his right, title and interest in and to the Patent Property (as hereinafter defined) a copy of said assignment and transfer is attached hereto as Exhibit B, and RIENKS on or about August 11, 1995 contributed and transferred to MEDIFIX all of his right, title and interest in and to the Patent Property, a copy of said assignment and transfer is attached hereto as Exhibit C;


     WHEREAS, INNOVASC and MEDIFIX are in the process of filing all required notices of said assignments and transfers but have not made or completed all such filings as of the date of this Agreement;

     WHEREAS, KENSEY NASH in the furtherance of its business desires to acquire
(i) all right, title, and interest in and to all of said inventions, patent applications and issued patents of INNOVASC AND MEDIFIX listed in Exhibit A and any patent application(s) and/or patent(s) based or issuing thereon, including but not limited to reissues, renewals, divisionals and continuing applications, throughout the world and (ii) the rights of VAN DE MOER, RIENKS, INNOVASC AND MEDIFIX pursuant to the License Agreements (all of the foregoing being hereinafter collectively referred to as "Patent Property");

     WHEREAS, INNOVASC AND MEDIFIX are desirous of transferring all of their respective right, title, and interest in and to said Patent Property to KENSEY NASH in return for certain consideration hereinafter set forth; and

     WHEREAS, KENSEY NASH on one hand and VAN DE MOER, RIENKS, INNOVASC AND MEDIFIX, on the other hand are desirous of entering into this Agreement to effectuate the foregoing upon the terms and conditions set forth hereinafter.

     NOW THEREFORE, in consideration of the foregoing premises and the consideration and mutual covenants contained herein, the sufficiency of which
is hereby acknowledged, and intending to be legally bound hereby,   KENSEY NASH
on one hand and VAN DE MOER, RIENKS, INNOVASC AND MEDIFIX on the other hand hereby mutually promise and agree as follows:

1.   Transfer of Patent Property.

     (a) Subject to compliance with all of the terms and conditions of this Agreement and in reliance on the representations and warranties set forth in this Agreement, INNOVASC AND MEDIFIX hereby sell, assign and transfer all right, title, and interest in and to the Patent Property to KENSEY NASH, as well as all rights to sue and collect for past infringement thereof, free and clear of any and all encumbrances. Notwithstanding the transfer of the Patent Property to KENSEY NASH, INNOVASC AND MEDIFIX shall be entitled to receive all royalty payments payable and owing pursuant to the License Agreements until December 31, 1997.

     (b) INNOVASC AND MEDIFIX each agree to execute the Assignment attached hereto as Exhibit D contemporaneously with the signing of this Agreement so that said Assignment may be recorded, as desired, by KENSEY NASH.

     (c) VAN DE MOER, RIENKS, INNOVASC AND MEDIFIX further agree that each shall execute and, if necessary, acknowledge and deliver any and all agreements, instruments, documents and papers and take all such further action that may be necessary or desirable to carry out and effectuate the purposes and intent of this Agreement, including, but not limited to executing any further assignments and any releases and applications for reissues, renewals, divisionals, continuing applications and/or patents issued thereon that may be deemed necessary by KENSEY NASH fully to secure to KENSEY NASH its interest in and to the Patent Property.

     (d) In the event that any proceedings are at any time instituted by way of claim, petition, or counterclaim impugning the validity of any patent or patent application of the Patent Property vested in KENSEY NASH pursuant to this Agreement VAN DE MOER, RIENKS, INNOVASC AND MEDIFIX agree to render all reasonable assistance to KENSEY NASH in relation thereto. VAN DE MOER, RIENKS, INNOVASC and MEDIFIX shall be reimbursed for all costs and expenses reasonably incurred by them, respectively, in complying with the requirements of this subsection.

2.   Representations.


     (a) VAN DE MOER, RIENKS, INNOVASC and MEDIFIX jointly and severally warrant and represent that INNOVASC and MEDIFIX are corporations duly incorporated, validly existing and in good standing under the laws of The Netherlands and each has the requisite corporate power to own its property and to carry on its business as presently conducted.


     (b) VAN DE MOER, RIENKS, INNOVASC and MEDIFIX jointly and severally warrant and represent that the execution, delivery and performance of this Agreement by INNOVASC and MEDIFIX has been duly and validly authorized by the Board of Directors of INNOVASC and MEDIFIX, and this Agreement has been duly and validly executed and delivered by VAN DE MOER, RIENKS, INNOVASC and MEDIFIX and constitutes the valid and binding agreement of VAN DE MOER, RIENKS, INNOVASC and MEDIFIX, enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium, receivership or other similar laws relating to or affecting creditors' rights generally.

     (c) VAN DE MOER, RIENKS, INNOVASC and MEDIFIX jointly and severally warrant and represent that INNOVASC and MEDIFIX have all requisite corporate power and authority to execute, deliver and perform this Agreement and to carry out the transactions contemplated hereby.


     (d) VAN DE MOER, RIENKS, INNOVASC and MEDIFIX jointly and severally warrant and represent that neither the execution of this Agreement by VAN DE MOER, RIENKS, INNOVASC and MEDIFIX, nor the consummation by VAN DE MOER, RIENKS, INNOVASC and MEDIFIX of the transactions contemplated hereby, will constitute a violation of, or be in conflict with, or constitute or create a default under any agreement or arrangement binding upon VAN DE MOER, RIENKS, INNOVASC or MEDIFIX, or result in the creation of any mortgage, lien, pledge, charge, security interest or any encumbrance of any nature whatsoever on any asset of VAN DE MOER, RIENKS, INNOVASC or MEDIFIX, or conflict with or violate any provision of the corporate formation documents of INNOVASC or MEDIFIX.

     (e) VAN DE MOER, RIENKS, INNOVASC and MEDIFIX jointly and severally warrant and represent that no statutory or regulatory rule or order of a court or a governmental body applicable to VAN DE MOER, RIENKS, INNOVASC or MEDIFIX, and no agreement between VAN DE MOER, RIENKS, INNOVASC or MEDIFIX and any such governmental body is in effect which restrains or prohibits the sale and assignment by INNOVASC and MEDIFIX of the Patent Property as reflected in this Agreement, nor the consummation of any of the other transactions contemplated hereby, nor is there pending or (to the best of VAN DE MOER, RIENKS, INNOVASC or MEDIFIX's knowledge, information and belief) threatened any action, suit, proceeding or investigation by any person, entity or governmental body which questions or might jeopardize the validity of this Agreement or challenges any of the transactions contemplated hereby.

     (f) VAN DE MOER, RIENKS, INNOVASC and MEDIFIX jointly and severally warrant and represent that except as set forth in this Agreement, no consent, approval, or authorization of or registration, designation, declaration or, except for filings necessary to consummate the transactions contemplated by this Agreement or the transfer of the Patent Property by VAN DE MOER and RIENKS to INNOVASC and MEDIFIX, respectively, filing with any governmental authority on the part of VAN DE MOER, RIENKS, INNOVASC or MEDIFIX is required in connection with the sale and assignment of the Patent Property pursuant to this Agreement or the consummation of any other transactions contemplated hereby.

     (g) VAN DE MOER, RIENKS, INNOVASC and MEDIFIX jointly and severally warrant and represent that no finder's fee or brokerage fee is payable to any person by VAN DE MOER, RIENKS, INNOVASC or MEDIFIX as a result of any action by VAN DE MOER, RIENKS, INNOVASC or MEDIFIX in connection with the transactions contemplated by this Agreement.

     (h) VAN DE MOER, RIENKS, INNOVASC and MEDIFIX jointly and severally warrant and represent that the inventory of patent applications and patents set forth in Exhibit A is complete and that no other patent application and/or patent of VAN DE MOER, RIENKS, INNOVASC and/or MEDIFIX relating to the subject matter of this Agreement exists, and to the extent that any does, such patent application(s) and/or patent(s) is(are) included in the Patent Property sold, assigned and transferred to KENSEY NASH by this Agreement.

     (i) VAN DE MOER and RIENKS jointly and severally warrant and represent that as of the date of their respective contributions to INNOVASC and MEDIFIX, each had the authority to transfer and convey their respective right, title, and interest in and to the Patent Property to

INNOVASC and MEDIFIX, respectively, and that prior to said transfer neither had encumbered any right, title or interest in or to the Patent Property.

     (j) VAN DE MOER, RIENKS, INNOVASC and MEDIFIX jointly and severally warrant and represent that both INNOVASC and MEDIFIX have the full right to convey the entire right, title, and interest herein sold, assigned and transferred, that each has not encumbered any right, title, and interest in and to the Patent Property and that each has not executed, and will not execute, any agreements in conflict herewith nor do (or omit to be done) any act, matter, or thing whereby any of the Patent Property may be invalidated.

     (k) INNOVASC and MEDIFIX jointly and severally warrant and represent that the only license(s) granted by either of them with respect to the Patent Property are the aforesaid License Agreements and which are included in the Patent Property.

     (l) VAN DE MOER, RIENKS, INNOVASC and MEDIFIX jointly and severally warrant and represent that they have received a copy of KENSEY NASH's Annual Report on Form 10-K for the year ended June 30, 1997 and Proxy Statement for its Annual Meeting to be held on December 3, 1997 (the "Information").

     (m) VAN DE MOER, RIENKS, INNOVASC and MEDIFIX jointly and severally warrant and represent that they have received no representations, warranties or written communications with respect to the offering of the Shares (as hereinafter defined) other than those contained in the Information and the Agreement and VAN DE MOER, RIENKS, INNOVASC and MEDIFIX are not relying upon any information other than that (i) contained in the Information or the Agreement, or (ii) resulting from VAN DE MOER, RIENKS, INNOVASC and MEDIFIX's own investigation of KENSEY NASH.

     (n) VAN DE MOER, RIENKS, INNOVASC and MEDIFIX jointly and severally warrant and represent that they are not relying on KENSEY NASH for investment advice. VAN DE MOER, RIENKS, INNOVASC and MEDIFIX jointly and severally warrant and represent that they have carefully considered and have, to the extent VAN DE MOER, RIENKS, INNOVASC and MEDIFIX believe such discussion necessary, discussed with their professional legal, tax, accounting and financial advisers the suitability of an investment in the Shares for their particular tax and financial situation.

     (o) VAN DE MOER, RIENKS, INNOVASC and MEDIFIX jointly and severally warrant and represent that they have had an opportunity to request and obtain any additional information VAN DE MOER, RIENKS, INNOVASC and MEDIFIX deemed necessary to verify the information contained in the Information.

     (p) VAN DE MOER, RIENKS, INNOVASC and MEDIFIX jointly and severally warrant and represent that (i) each of them is not a "U.S. person" as that term is defined in Rule 902 under the Securities Act of 1933, as amended (the "Act"), (ii) they are not acquiring the Shares for the account or benefit of a U.S. person and (iii) for a period of forty (40) days (or any longer period required by applicable law or regulation under the Act that may become effective and be applicable to the Shares prior to the issuance thereof), they shall not engage in any activity for the purpose of, or which may reasonably be expected to have the effect of, conditioning the market in the United States for the Shares or offer or sell such Shares in the United States or, except as hereinafter provided, to, or for the account or benefit of a U.S. person.

     (q) VAN DE MOER, RIENKS, INNOVASC and MEDIFIX jointly and severally warrant and represent that they are executing this Agreement outside the United States.

     (r) VAN DE MOER, RIENKS, INNOVASC and MEDIFIX jointly and severally warrant and represent that the Shares were not offered to them in the United States nor by means of any "directed selling efforts" as that term is defined in Rule 902 under the Act.

     (s) VAN DE MOER, RIENKS, INNOVASC and MEDIFIX jointly and severally warrant and represent that they understand that the Shares have not been registered under the Act, nor under the securities laws of any state or other jurisdiction. VAN DE MOER, RIENKS, INNOVASC and MEDIFIX jointly and severally warrant and represent that they understand that: (i) the offering and sale of the Shares is intended to be exempt from registration under the Act by virtue of Regulation S of the Act (and the rules and regulations promulgated thereunder) and applicable state securities laws, and (ii) the Shares have not been approved or disapproved by the United States Securities and Exchange Commission (the "Commission") or by any other federal or state agency, and no such agency has passed on the accuracy or adequacy of the Information, nor made any finding or determination as to the fairness or suitability of an investment in the Shares.


     (t) VAN DE MOER, RIENKS, INNOVASC and MEDIFIX jointly and severally warrant and represent that they understand that there are restrictions on the transferability of the Shares as stated in the Agreement which restrict INNOVASC and MEDIFIX's ability to liquidate their respective investment in any of the Shares. VAN DE MOER, RIENKS, INNOVASC and MEDIFIX severally, but not jointly, warrant and represent that all subsequent offers and sales of the Shares shall be made in compliance with Regulation S, pursuant to registration of the Shares under the Act, or pursuant to an available exemption from the registration requirements of the Act.

     (u) VAN DE MOER, RIENKS, INNOVASC and MEDIFIX jointly and severally warrant and represent that they understand and acknowledge that KENSEY NASH is relying upon the representations and warranties contained in this Agreement in determining whether the offering is eligible for exemption from the registration requirements contained in the Act and applicable state securities law.


     (v) VAN DE MOER, RIENKS, INNOVASC and MEDIFIX jointly and severally warrant and represent that they agree that the representations, warranties, acknowledgments and agreements made by them herein shall survive the Closing.

     (w) KENSEY NASH warrants and represents that

            (i) KENSEY NASH is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to own its property and to carry on its business as presently conducted;

            (ii) the execution, delivery and performance of this Agreement by KENSEY NASH has been duly and validly authorized by the Board of Directors of KENSEY NASH, and this Agreement has been duly and validly executed and delivered by KENSEY NASH and constitutes the valid and binding agreement of KENSEY NASH, enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium, receivership or other similar laws relating to or affecting creditors' rights generally;

            (iii) KENSEY NASH has all requisite corporate power and authority to execute, deliver and perform this Agreement and to carry out the transactions contemplated hereby;


            (iv) neither the execution of this Agreement by KENSEY NASH nor the consummation by KENSEY NASH of the transactions contemplated hereby will constitute a violation of, or be in conflict with, or constitute or create a default under any agreement or arrangement binding upon KENSEY NASH, or result in the creation of any mortgage, lien, pledge, charge, security interest or any encumbrance of any nature whatsoever on any asset of KENSEY NASH, or conflict with or violate any provision of the Certificate of Incorporation or By-laws of KENSEY NASH;


            (v) no statutory or regulatory rule or order of a court or a governmental body applicable to KENSEY NASH, and no agreement between KENSEY NASH and any such governmental body is in effect which restrains or prohibits the acquisition by KENSEY NASH of the Patent Property as reflected in this Agreement nor the consummation of any of the other transactions contemplated hereby nor is there pending or (to the best of KENSEY NASH's knowledge, information and belief) threatened any action, suit, proceeding or investigation by any person, entity or governmental body which questions or might jeopardize the validity of this Agreement or challenges any of the transactions contemplated hereby;

            (vi) except as set forth in this Agreement, no consent, approval, or authorization of or registration, designation, declaration or filing with any governmental authority on the part of KENSEY NASH is required in connection with the acquisition of the Patent Property pursuant to this Agreement or the consummation of any other transactions contemplated hereby;

            (vii) no finder's fee or brokerage fee is payable to any person by KENSEY NASH as a result of any action by KENSEY NASH in connection with the transactions contemplated by this Agreement;

            (viii) the Shares, when issued in accordance with the terms of this
                   Agreement, will have been duly and validly authorized and issued, will be fully paid and non assessable and will not have been issued in violation of the preemptive rights of any person; and

            (ix) KENSEY NASH has filed with the Commission all material forms, statements, reports and documents required to be filed by it under each of the Act, the Securities Exchange Act of 1934 (the "1934 Act"), and their respective rules and regulations, all of which, as amended, if applicable, complied when filed in all material respects with all applicable requirements of the appropriate such Act and the rules and regulations thereunder. The Annual Report on Form 10-K of KENSEY NASH for the fiscal year ended June 30, 1997 filed with the Commission under the 1934 Act, and all other reports and proxy statements filed or required to be filed by KENSEY NASH under the 1934 Act, since June 30, 1997 and for the twelve month period prior to the date of this Agreement, have been duly and timely filed were in substantial compliance with the requirements of their respective forms and applicable rules and regulations and were complete and correct in all material respects as of the dates at which the information was furnished, and contained no untrue statement of a material fact and did not omit to state any material fact required to be included therein or necessary to make the statements therein, in light of the circumstances under which the statements made therein were made, not misleading. No event has occurred which would be required to be reported by KENSEY NASH in a Current Report on Form 8-K which has not been so reported thereon.

     (x) KENSEY NASH warrants and represents that the Shares shall have been approved for listing on The Nasdaq National Market.

     (y) KENSEY NASH warrants, represents and agrees that it will do and take all actions reasonably necessary or desirable to maintain, protect and preserve the Patent Property in accordance with the standards it currently employs to protect its patent property and will not sell or otherwise dispose of the Patent Property, except in connection with a sale of all or substantially all of the assets or stock of KENSEY NASH, or permit the Patent Property to become subject to any lien, charge or encumbrance until all Cash Payments (as hereinafter defined) have been made.

     (z) KENSEY NASH warrants and represents that it agrees that the representations, warranties, acknowledgments and agreements made by it herein shall survive the Closing.


3.   Payments; Closing.

     (a) Subject to compliance with all the terms and conditions of this Agreement and in reliance on the representations and warranties set forth in this Agreement, in partial consideration for the sale, assignment and transfer of the Patent Property, KENSEY NASH agrees to issue to INNOVASC and MEDIFIX 200,000 shares of authorized but unissued shares of Common Stock of KENSEY NASH (the "Shares"), provided, however that (i) if the last quoted sales price on the Nasdaq Stock Market of the Common Stock of KENSEY NASH on the day this Agreement is executed (the "Last Sales Price") is greater than $15.00 per share, the number of Shares to be issued by KENSEY NASH to INNOVASC and MEDIFIX shall be reduced so as to equal the quotient of $3,000,000 divided by the Last Sales Price, and (ii) if the Last Sales Price is less than $14.00 per share, the number of Shares to be issued by KENSEY NASH to INNOVASC and

MEDIFIX shall be increased so as to equal the quotient of $2,800,000 divided by the Last Sales Price.

     (b) In partial consideration for the sale, assignment and transfer of the Patent Property on each of March 31, 1998, June 30, 1998, September 30, 1998 and December 31, 1998, KENSEY NASH shall transfer to INNOVASC and MEDIFIX, an aggregate of $125,000 in United States Dollars in immediately available funds. On each of March 31, 1999, June 30, 1999, September 30, 1999 and December 31, 1999, KENSEY NASH shall transfer to INNOVASC and MEDIFIX, an aggregate of
$175,000 in United States Dollars in immediately available funds.   The cash
payments under this subsection are collectively referred to as the "Cash Payments."

     (c) The Closing of the sale, assignment and transfer by INNOVASC and MEDIFIX to KENSEY NASH of the Patent Property and delivery of the Shares by KENSEY NASH TO INNOVASC AND MEDIFIX in partial consideration therefor shall take place in Amsterdam, The Netherlands, on or about December 8, 1997, at such place and time as the parties hereto shall agree. At the Closing, the Assignment shall be delivered to KENSEY NASH by INNOVASC and MEDIFIX and the Shares shall be delivered to INNOVASC and MEDIFIX.


     (d) The Shares and Cash Payments are to be made and/or delivered in equal amounts to INNOVASC and MEDIFIX, one half to each of them.

4.   Governing Law; Arbitration and Venue.

     (a) This Agreement shall be governed by, interpreted, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

     (b) Any controversy or claim arising out of or relating to this Agreement, or any breach thereof, shall be settled by decision of a panel of three (3) neutral arbitrators to be selected pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The venue of any such arbitration shall be in New York, New York, U.S.A., and the arbitration shall be conducted pursuant to the rules of said Association.

5. Captions and Exhibits. Captions in this Agreement are solely for purposes of identification and shall not in any manner alter or vary the interpretation of construction of this Agreement. All Exhibits which are, or may be, attached to this Agreement are to be considered to be incorporated herein by reference as if set forth at length.

6. Integration. It is the desire and intent of the parties to provide certainty as to their future rights and undertakings herein. The parties in this Agreement have incorporated all representations, warranties, covenants, commitments and understandings on which they have relied in entering into this Agreement, and, neither party makes any covenant or other commitment to the other concerning its future action. Accordingly, this Agreement (i) constitutes the entire Agreement and understanding between the parties and there are no promises, representations, conditions, provisions or terms related thereto other than those forth in this Agreement, and (ii) supersedes all previous undertakings, agreements and representation between the parties, written or oral, with respect to the subject matter hereof. No modification of, addition to, or waiver of any provisions of this Agreement shall be binding upon either party hereto unless the same shall be in writing duly executed by a duly authorized representative of both parties hereto.

7. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

8. Waiver. No express or implied waiver by either party of any right or remedy with respect to a default by the other party under any provision of this Agreement shall be deemed, interpreted or construed as a waiver of any right or remedy with respect to any other default under the same or any other provision hereof.

9. Successors and Assigns. All the terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their heirs, personal representatives, transferees, successors and assigns.

10. Non-Disclosure. Except as otherwise provided herein, each party warrants and represents that it has not, and covenants and agrees that it will not, for a period of two years after the date of this Agreement, disclose to any other party, orally or in writing, formally or informally, any of the terms and conditions of this Agreement and the transactions contemplated hereby.

     (a) Formal announcements by either party hereto of the transactions contemplated hereby must be approved in advance by the other party, which approval will not unreasonably be withheld.

     (b) No provision of this Section shall be construed as prohibiting the following disclosures: (i) disclosures of such information as may be required for federal securities, tax, accounting or other reporting purposes, (ii) disclosures to immediate family members, legal counsel, independent accountants and other representatives, (iii) disclosures pursuant to the terms of an order of a court or other governmental authority of competent jurisdiction, or (vi) disclosures required in connection with legal proceedings or disclosures of matters of which there is public knowledge other than as a result of disclosures made in breach hereof.

11.   Resale Restrictions:   Legend and Lock-up.

      (a) VAN DE MOER, RIENKS, INNOVASC and MEDIFIX severally, but not jointly, acknowledge and agree that after the Closing: (i) the Shares may not be sold, assigned or otherwise transferred unless a registration statement is in effect with respect to such resale or an exemption for such resale under applicable securities law registration requirements exists with respect to such sale (as evidenced by an opinion of counsel delivered and addressed to KENSEY NASH, which opinion must be reasonably acceptable to KENSEY NASH), (ii) KENSEY NASH is under no obligation to prepare or file a registration statement for the Shares at any time, (iii) the certificates evidencing the Shares will bear the following legends in substantially the following form:

      "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or under any state securities laws, and thus may not be sold, assigned or otherwise transferred unless so registered or unless an exemption from registration is available, which exemption shall be established by an opinion of counsel, reasonably satisfactory in form and substance to the issuer and delivered and addressed to the issuer by counsel for the registered owner of the shares evidenced hereby" and

      "Until 40 days or such longer period that may be required under applicable law or regulation under the Act, the shares represented by this certificate may not be sold to a U.S. person or into the United States."

; and (iv) KENSEY NASH will issue instructions to its transfer agent to the effect that subsequent transfer of the Shares may not be effected unless the transfer agent has received evidence reasonably satisfactory to it that such transfer may be made without violating applicable securities laws.

      (b) VAN DE MOER, RIENKS, INNOVASC and MEDIFIX severally, but not jointly, covenant and agree, with respect to the number of Shares and periods of time listed on Schedule 1 hereto, not to (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase or purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any of the Shares during any period of time specified, in excess of the number of Shares set forth on Schedule 1 for such period; provided that if the permitted number of Shares is not sold or otherwise disposed of during any such time period the Shares not sold or otherwise disposed of shall be carried forward and added to the number of Shares which may be sold or otherwise disposed of during the next succeeding time period, and this procedure shall be repeated in subsequent time periods; or (ii) enter into any swap or other arrangements that transfer all or a portion of the economic consequences associated with the ownership of the Shares (regardless of whether any of the transactions described in clause (i) or (ii) is to be settled by the delivery of Common Stock or other securities of KENSEY NASH, in cash or otherwise), without the prior written consent of KENSEY NASH. VAN DE MOER, RIENKS, INNOVASC and MEDIFIX jointly and severally authorize KENSEY NASH to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on the transfer books and records of KENSEY NASH with respect to any of the Shares for which INNOVASC and MEDIFIX is the record holder and, in the case of any such Shares for which INNOVASC and MEDIFIX is the beneficial but not the record holder, agree to cause the record holder to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on such books and records with respect to such Shares.

12.  Non-Competition.

     (a) VAN DE MOER, RIENKS, INNOVASC and MEDIFIX severally, but not jointly, covenant and agree that none of them nor any of their affiliates, successors or assigns will, for a period of three (3) years from the Closing Date, without KENSEY NASH's prior written consent, by itself or in partnership or conjunction with, or as a manager, consultant or agent of, any other person, firm, corporation or other entity, either directly or indirectly, undertake or carry on or be engaged or have any financial or other interest in, or in any other manner advise or assist, any person, firm, corporation or other entity engaged or interested in, any business (any such business is referred to herein as a "Competitive Business") involving the Patent Property or other vascular closure devices on a worldwide basis. The ownership of an equity interest of five percent (5%) or less of any publicly-traded entity shall not be deemed a violation of this covenant.

     (b) VAN DE MOER, RIENKS, INNOVASC and MEDIFIX jointly and severally agree and warrant that the covenants contained in this Section are reasonable, that valid consideration has been received therefor and that the agreements set forth in this Section are the result of arm's-length negotiation between the parties hereto.

     (c) VAN DE MOER, RIENKS, INNOVASC and MEDIFIX jointly and severally acknowledge that in the event of any violation of the covenants contained in this Section 12 or Section 10, KENSEY NASH's damages will be difficult to ascertain and KENSEY NASH's remedy at law may be inadequate. Accordingly, VAN DE MOER and RIENKS severally, but not jointly, agree that in the event of any violation, (i) they shall forfeit the Cash Payments, (ii) they shall forfeit to KENSEY NASH any and all consideration or profit (in whatever form) received or to be received in connection with such violation and (iii) KENSEY NASH shall be entitled to specific performance of such covenants and to an injunction to prevent any continuing violation thereof without the necessity of posting a bond.

     (d) If any of the provisions of or covenants contained in this Section is hereafter construed to be invalid or unenforceable in any jurisdiction, the same shall not affect the remainder of the provisions or the enforceability thereof in any other jurisdiction, which shall be given full effect, without regard to the invalidity or unenforceability in such other jurisdiction. If any of the provisions of or covenants contained in this Section is held to be unenforceable in any jurisdiction because of the duration or geographical scope thereof, the parties agree that the court making such determination shall have the power to reduce the duration or geographical scope of such provision or covenant and, in its reduced form, said provision or covenant shall be enforceable; provided, however, that the determination of such court shall not affect the enforceability of this Section in any other jurisdiction.

     13. Default. In the event KENSEY NASH fails to make, when due, any of the Cash Payments referred to in Section 3 of this Agreement within thirty (30) days after the date such Cash Payment becomes due and payable thereunder and is notified in writing of that failure by certified mail, return receipt requested, attention Joseph W. Kaufmann, President, Kensey Nash Corporation, KENSEY NASH shall have fourteen (14) days from the date of such notification to cure said failure, and if said failure is not cured within said fourteen (14) days, KENSEY NASH hereby agrees to transfer all of its right, title and interest in and to the Patent Property to INNOVASC and MEDIFIX by means of an assignment agreement, substantially in the form of the Assignment Agreement attached hereto as Exhibit E.

     14. Expenses. The reasonable legal fees and expenses of INNOVASC and MEDIFIX, up to an aggregate amount of $5,000 in United States Dollars, incurred in connection with the negotiation and preparation of this Agreement and the transactions contemplated hereby shall be paid by KENSEY NASH upon the receipt by KENSEY NASH of an invoice reasonably satisfactory to it.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement under seal as if done so on the date first above written.


ATTEST:                                 KENSEY NASH CORPORATION
(CORPORATE SEAL)


____________________________            By    /s/ Joseph W. Kaufmann
                                            ---------------------------------
                                        Joseph Kaufmann, President & CEO


ATTEST:                                 INNOVASC R&D BV TE ROTTERDAM
(CORPORATE SEAL)

                                        By:   /s/ Wouter M. Muijs Van de Moer
----------------------------                 --------------------------------
                                        Its:  Director
                                             --------------------------------


ATTEST:                                 MEDIFIX R&D BV TE PUTTEN
(CORPORATE SEAL)


                                        By:   /s/ Rienk Rienks
----------------------------              --------------------------------
                                        Its:  Director
                                          --------------------------------


WITNESS:                                WOUTER M. MUIJS VAN DE MOER

(Print Name under signature)

/s/ Egbert Ottevanger                        /s/  Wouter M. Muijs Van de Moer
----------------------------            -------------------------------------


WITNESS:                                RIENK RIENKS

(Print Name under signature)

/s/ Egbert Ottevanger                        /s/  Rienk Rienks
----------------------------            ------------------------------------

                                   EXHIBIT A

                         ORIGINAL, PENDING AND GRANTED
                        PATENTS AND PATENT APPLICATIONS
                 OF WOUTER MUIJS VAN DE MOER AND RIENK RIENKS




                      APPLICATION/PATENT
      COUNTRY                  NO.             DATE FILED             STATUS
      -------         --------------------  -----------------  ---------------------
    Netherlands            NL8901350          May 29, 1989           Abandoned
    Netherlands          PCT/NL90/00078       May 29, 1990            Expired
European Patent            Appln. No.                            Patent EP 0474752
Convention (EPC)           90909191.0         May 29, 1990       Granted June 28, 1995
      Austria
      Belgium
      Denmark
       France
      Germany
   Great Britain
       Italy
     Luxembourg
    Netherlands
       Spain
       Sweden
    Switzerland
   United States           07/776,281       November 21, 1991        Abandoned
   United States           08/248,571         May 24, 1994           Abandoned
   United States           08/369,264        January 5, 1995   Patent 5,620, 461
                                                               Granted April 15, 1997
   United States           08/837,965        April 14, 1997          Pending
   United States           07/781,091       October 22, 1991         Abandoned


               APPLICATION/PATENT
   COUNTRY            NO.               DATE FILED             STATUS
 ----------   --------------------  -----------------  --------------------
United States       08/187,788       January 26, 1994        Abandoned
United States       08/369,588        January 6, 1995   Patent 5,593,422 Granted
                                                        January 14, 1997

United States       08/779,432        January 7, 1997         Pending
   Canada      Appln. No. 2,056,629    May 29, 1990     Patent 2,056,629 Granted
                                                        December 31, 1996

    Japan           508684/90          May 29, 1990           Pending
  Singapore          9791787         February 24, 1997        Pending

                                  EXHIBIT D


                             ASSIGNMENT AGREEMENT

     WHEREAS Wouter M. Muijs Van de Moer ("VAN DE MOER")and Rienk Rienks ("RIENKS"), both citizens of the Netherlands and residing at Grindweg 56, 3055 VB Rotterdam, Netherlands and Mennestraat 17, 3882 AN Putten, Netherlands, respectively (hereinafter collectively referred to as "VAN DE MOER/RIENKS"), have made inventions relating to the sealing of openings in blood vessels and are the owners of various patent applications and patents relating thereto as set forth in Exhibit A attached hereto (all of said inventions, issued patents, pending patent applications and any and all patents, both United States and foreign, issuing from said pending patent applications and/or any applications based thereon being herein collectively referred to as "Patent Rights");

     WHEREAS, VAN DE MOER on or about August 11, 1995 contributed and transferred to INNOVASC R&D BV te Rotterdam (hereinafter referred to as "INNOVASC") all of his right, title and interest in and to the Patent Rights, and RIENKS on or about August 11, 1995 contributed and transferred to MEDIFIX R&D BV te Putten (hereinafter referred to as "MEDIFIX") all of his right, title and interest in and to the Patent Rights;


     WHEREAS, INNOVASC and MEDIFIX are in the process of filing all required notices of said assignments and transfers but have not made or completed all such filings as of the date of this Assignment Agreement;

     WHEREAS, Kensey Nash Corporation (hereinafter referred to as "KENSEY NASH") a corporation organized and existing under the laws of the State of Delaware, having offices at 55 East Uwchlan Avenue, Exton, PA 19341, is desirous of acquiring the entire right, title and interest in and to the Patent Rights and in and to all divisional, continuing, renewal, reissue, or other applications based upon the Patent Rights and any and all patents issuing from any of said divisional, continuing, renewal, reissue, or other applications based upon the Patent Rights.

     NOW, THEREFORE, IN CONSIDERATION of the sum of One Dollar ($1.00), and other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned INNOVASC and MEDIFIX jointly and severally, by these presents do sell, assign and transfer unto the said KENSEY NASH its entire right, title and interest in and throughout the United States, its territories and all countries foreign thereto in and to the Patent Rights, in and to all divisionals, continuing, renewal, reissue, or other applications based upon the Patent Rights, and any and all patents issuing from any of said divisional, continuing, renewal, reissue, or other applications based upon the Patent Rights.

     TO BE HELD AND ENJOYED by said KENSEY NASH and its legal representatives and assigns to the full ends of the terms for which said patents, or any of them, have been granted as fully and entirely as the same would have been held and enjoyed by us had no sale and assignment of said interest been made; and the undersigned jointly and severally do hereby authorize and request the Commissioner of Patents and Trademarks to issue any and all Letters Patent which may be granted upon the said Patent Rights and/or upon all divisionals, continuing, renewal, reissue, or other applications based upon the Patent Rights to KENSEY NASH; and the undersigned hereby agree for the undersigned and the undersigned's successors and assigns, to execute without further consideration, any further legal documents and any further assignments and any releases, reissues, renewals or other applications for Letters Patent that may be deemed necessary by KENSEY NASH, fully to secure to KENSEY NASH its interest as aforesaid in and to said Patent Rights or any part thereof, and all divisionals, continuing, renewal, reissue, or other applications based upon the Patent Rights, and any and all patents issuing from any of said divisional, continuing, renewal, reissue, or other applications based upon the Patent Rights, or any of them.

     The undersigned do hereby covenant jointly and severally for the undersigned and the undersigned's legal representatives, and agree with KENSEY NASH, and its legal representatives, as of date of the execution of this deed that the undersigned then had good right and title in and to the Patent Rights and that the undersigned have not executed and will not execute any instrument in conflict therewith.

     IN WITNESS WHEREOF, the undersigned Innovasc R&D BV te Rotterdam, by our duly authorized ________, Wouter M. Muijs Van de Moer, and Medifix R&D BV te Putten, by our duly authorized ______ Rienk Rienks, execute this Assignment Agreement this __ day of _________, 1997.



                                Innovasc R&D BV te Rotterdam

                                By
                                   ---------------------------------------
                                Wouter M. Muijs Van de Moer, Director
                                                             -------------

                                Medifix R&D BV te Putten

                                By
                                   ---------------------------------------
                                Rienk Rienks, Director
                                              ----------------------------

     IN WITNESS WHEREOF, Kensey Nash Corporation, by its duly authorized President, Joseph Kaufmann, executed this Agreement this ____ day of ________, 1997.

                        Kensey Nash Corporation




                        By
                           -------------------------------
                        Joseph Kaufmann, President and CEO

                                  EXHIBIT E


                         FORM OF ASSIGNMENT AGREEMENT

     WHEREAS, on ______________________ INNOVASC R&D BV te Rotterdam (hereinafter referred to as "INNOVASC") and MEDIFIX R&D BV te Putten (hereinafter referred to as "MEDIFIX") assigned (said assignment being hereinafter referred to as the "Prior Assignment") to KENSEY NASH CORPORATION, a corporation organized and existing under the laws of the State of Delaware and having offices at 55 East Uwchlan Avenue, Exton, PA 19341 (hereinafter referred to as "KENSEY NASH"), all right, title and interest in and to certain "Patent Rights" (the term "Patent Rights" being defined in said Prior Assignment) in inventions relating to the sealing of openings in blood vessels, to various patent applications and patents relating to such inventions, and in and to all divisionals, continuing, renewal, reissue, or other applications based upon the Patent Rights, and any and all patents issuing from any of said divisional, continuing, renewal, reissue, or other applications based upon the Patent Rights (all of the foregoing being hereinafter collectively referred to as "Transferred Patent Rights"); and

     WHEREAS, said Prior Assignment was recorded in the United States Patent and Trademark Office on __________________ at Reel No. ______________, Frame
No. ________________, and a copy of which is attached hereto as Exhibit 1;

     NOW THEREFORE, IN CONSIDERATION of the sum of One Dollar ($1.00), and other good and valuable consideration, the receipt of which is hereby acknowledged, KENSEY NASH by these presents does hereby resell, reassign and retransfer unto the said INNOVASC and MEDIFIX, jointly and severally, KENSEY NASH'S entire right, title and interest in and throughout the United States, its territories and all countries foreign thereto in and to those Transferred Patent Rights which have been transferred to KENSEY NASH by said Prior Assignment.

     TO BE HELD AND ENJOYED by said INNOVASC and MEDIFIX and their legal representatives and assigns to the full ends of the terms for which said patents, or any of them, have been granted as fully and entirely as the same would have been held and enjoyed by KENSEY NASH had no sale and assignment of said interest been made; and KENSEY NASH does hereby authorize and request the Commissioner of Patents and Trademarks to issue any and all Letters Patent which may be granted upon those Transferred Patent Rights transferred to KENSEY NASH by said Prior Assignment to INNOVASC and MEDIFIX, jointly and severally; and KENSEY NASH agrees for itself, its successors and assigns, to execute without further consideration, any further legal documents and any further assignments and any releases, reissues, renewals or other applications for Letters Patent that may be deemed necessary by INNOVASC and MEDIFIX, fully to secure to INNOVASC and MEDIFIX their interest as aforesaid in and to those Transferred Patent Rights transferred to KENSEY NASH by said Prior Assignment.

     KENSEY NASH does hereby covenant for itself and its legal representatives, and agrees with INNOVASC and MEDIFIX, and their legal representatives, as of the date of the execution of this deed that KENSEY NASH then had good right and title in and to those Transferred Patent Rights transferred to KENSEY NASH by said Prior Assignment and that KENSEY NASH has not executed and will not execute any instrument in conflict therewith.

     IN WITNESS WHEREOF, KENSEY NASH CORPORATION by its duly authorized _______ __________________________, has executed this Assignment Agreement on this ____ day of ___________, 199_.

                                        KENSEY NASH CORPORATION


                                        By
                                          ---------------------------
                                        -------------------------

     IN WITNESS WHEREOF, INNOVASC R&D BV te Rotterdam, by Wouter M. Muijs Van de Moer its duly authorized ______________________________, and MEDIFIX R&D BV te Putten, by Rienk Rienks its duly authorized _____________________, have executed this Assignment Agreement this ____ day of _________, 199_.


                                INNOVASC R&D BV the Rotterdam

                                By
                                  ----------------------------
                                  Wouter M. Muijs Van de Moer


                                MEDIFIX R&D BV the Putten


                                By
                                  ----------------------------
                                     Rienk Rienks

                                  SCHEDULE 1
                                  ----------


             PERCENTAGE OF
             SHARES ISSUED AT CLOSING       TIME PERIOD
             ------------------------------------------

                    12.5%                   3 MONTHS AFTER CLOSING
                    12.5%                   6 MONTHS AFTER CLOSING
                    12.5%                   9 MONTHS AFTER CLOSING
                    12.5%                  12 MONTHS AFTER CLOSING
                    12.5%                  15 MONTHS AFTER CLOSING
                    12.5%                  18 MONTHS AFTER CLOSING
                    12.5%                  21 MONTHS AFTER CLOSING
                    12.5%                  24 MONTHS AFTER CLOSING